Acquisitions And Joint Ventures	12 Months Ended
Dec. 31, 2011
Acquisitions And Joint Ventures [Abstract]
Acquisitions And Joint Ventures

NOTE 5 ACQUISITIONS AND JOINT VENTURES

ACQUISITIONS

2011: On February 13, 2012, upon regulatory approval, International Paper completed the previously announced acquisition of Temple-Inland. International Paper acquired all of the outstanding common stock of Temple-Inland for $32.00 per share in cash and assumed approximately $700 million of Temple-Inland's debt. The total transaction is valued at approximately $4.5 billion. As a condition to allowing the transaction to proceed, the Antitrust Division of the U.S. Department of Justice entered into an agreement with the Company that requires us to divest three containerboard mills, with approximately 970,000 tons of aggregate containerboard capacity, within four months of closing (with the possibility of two 30-day extensions).

International Paper will account for the acquisition under ASC 805, "Business Combinations" and Temple-Inland's results of operations will be included in International Paper's consolidated financial statements beginning with the date of acquisition. Given the date of the acquisition, the Company has not completed the valuation of assets acquired or liabilities assumed. The Company anticipates providing a preliminary purchase price allocation and a qualitative description of factors that make up goodwill to be recognized in our Form 10-Q to be filed on or before May 10, 2012.

The following unaudited pro forma information for the years ended December 31, 2011, 2010 and 2009 represents the results of operations of International Paper as if the Temple-Inland acquisition had occurred on January 1, 2009. This information is based on historical results of operations, adjusted for certain estimated acquisition accounting adjustments and does not purport to represent International Paper's actual results of operations as if the transaction described above would have occurred on January 1, 2009, nor is it necessarily indicative of future results.

In millions at December 31	2011	2010	2009
Net sales	$29,946	$28,921	$26,891
Earnings (loss) from continuing operations (1)	1,158	696	684
Net earnings (loss) (1)	1,207	696	684
Diluted earnings (loss) from continuing operations per common share (1)	2.65	1.60	1.60
Diluted net earnings (loss) per common share (1)	2.76	1.60	1.60

(1)	Attributable to International Paper Company common shareholders.

On October 14, 2011, International Paper completed the acquisition of a 75% stake in Andhra Pradesh Paper Mills Limited (APPM). The Company purchased 53.5% of APPM for a purchase price of $226 million in cash plus assumed debt from private investors. These sellers also entered into a covenant not to compete for which they received a cash payment of $58 million. The Company also purchased a 21.5% stake of APPM in a public tender offer completed on October 8, 2011 for $105 million in cash. International Paper recognized an unfavorable currency transaction loss of $9 million due to strengthening of the dollar against the Indian Rupee prior to the closing date, resulting from cash balances deposited in Indian Rupee denominated escrow accounts.

International Paper has appealed a direction from the Securities and Exchange Board of India (SEBI) that International Paper pay to the tendering shareholders the same non-compete payment that was paid to the previous controlling shareholders. The appeal is still pending, and International Paper has deposited approximately $25 million into an escrow account to fund the additional non-compete payments in the event SEBI's direction is upheld. The November 2011 appeal disclosed in the third quarter was delayed on several occasions and the hearing on the appeal has been extended indefinitely pending the appointment of a presiding officer on the Indian Securities Appellate Tribunal.

The following table summarizes the preliminary allocation of the purchase price to the fair value of assets and liabilities acquired as of October 14, 2011.

In millions
Cash and temporary investments	$3
Accounts and notes receivable, net	7
Inventory	43
Other current assets	13
Plants, properties and equipment, net	352
Goodwill	117
Deferred tax asset	4
Other intangible assets	91
Other long-term assets	1
Total assets acquired	631
Accounts payable and accrued liabilities	67
Long-term debt	47
Other liabilities	11
Deferred tax liability	90
Total liabilities assumed	215
Noncontrolling interest	37
Net assets acquired	$379

The purchase price allocation is expected to be finalized once the matter regarding the tending shareholder non-compete appeal is resolved.

The identifiable intangible assets acquired in connection with the APPM acquisition included the following:

In millions	Estimated Fair Value	Average Remaining Useful Life
Asset Class:		(at acquisition date	)
Non-compete agreement	$58	6 years
Tradename	20	Indefinite
Fuel supply agreements	5	2 years
Power purchase arrangements	5	5 years
Wholesale distribution network	3	18 years
Total	$91

Pro forma information related to the acquisition of APPM has not been included as it does not have a material effect on the Company's consolidated results of operations.

2010: On June 30, 2010, International Paper completed the acquisition of SCA Packaging Asia (SCA) for a preliminary purchase price of $202 million, including $168 million in cash plus assumed debt of $34 million. The SCA packaging business in Asia consists of 13 corrugated box plants and two specialty packaging facilities, which are primarily in China, along with locations in Singapore, Malaysia and Indonesia. SCA's results of operations are included in the consolidated financial statements from the date of acquisition on June 30, 2010.

The following table summarizes the final allocation of the purchase price to the fair value of assets and liabilities acquired as of June 30, 2010.

In millions
Cash and temporary investments	$19
Accounts and notes receivable, net	70
Inventory	24
Other current assets	2
Plants, properties and equipment, net	103
Goodwill	30
Other intangible assets	38
Total assets acquired	286
Accounts payable and accrued liabilities	66
Deferred tax liability	7
Other liabilities	3
Total liabilities assumed	76
Noncontrolling interest	8
Net assets acquired	$202

The identifiable intangible assets acquired in connection with the SCA acquisition included the following:

In millions	Estimated Fair Value	Average Remaining Useful Life
Asset Class:		(at acquisition date	)
Land-use rights	$29	39 years
Customer relationships	9	16 years
Total	$38

Pro forma information related to the acquisition of SCA Packaging Asia has not been included as it does not have a material effect on the Company's consolidated results of operations.

JOINT VENTURES

On April 15, 2011, International Paper and Sun Paper Industry Co. Ltd. entered into a Cooperative Joint Venture agreement to establish Shandong IP & Sun Food Packaging Co., Ltd. in China. During December 2011, the business license was obtained and International Paper contributed $55 million in cash for a 55% interest in the joint venture and Sun Paper Industry Co. Ltd. contributed land-use rights valued at approximately $33 million, representing a 45% interest. The purpose of the joint venture is to build and operate a new production line to manufacture coated paperboard for food packaging with a designed annual production capacity of 400,000 tons. The financial position and results of operations of this joint venture have been included in International Paper's consolidated financial statements from the date of formation in December 2011.

Additionally, during 2011 the Company recorded a gain of $7 million (before and after taxes) related to a bargain purchase price adjustment on an acquisition by our joint venture in Turkey. This gain is included in equity earnings (losses), net of taxes in the accompanying consolidated statement of operations.